UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001778232
GS Mortgage Securities Trust 2019-GC40
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

New York	333-226082-03	38-4117352 38-4117353 38-4117354 38-7221326
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 934-2882
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The 700 Tech Court Mortgage Loan, which constituted approximately 1.5% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2019 relating to the GS Mortgage Securities Trust 2019-GC40 (the “Issuing Entity”) filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K/A filed on August 29, 2019 (the “GSMS 2019-GC40 PSA”).  LNR Partners, LLC (“LNR”), the Special Servicer under the GSMS 2019-GC40 PSA, has recently obtained knowledge that an affiliate of LNR became the borrower under the 700 Tech Court Mortgage Loan by way of a loan assumption on or about June 11, 2021. As a result of this affiliation, LNR is a “Borrower Party” (as defined in the GSMS 2019-GC40 PSA) with respect to the 700 Tech Court Mortgage Loan, and accordingly, the 700 Tech Court Mortgage Loan constitutes an “Excluded Special Servicer Loan” under the GSMS 2019-GC40 PSA.

Pursuant to Section 7.01(g) of the GSMS 2019-GC40 PSA, by letter dated September 10, 2026, LNR has resigned as Special Servicer solely with respect to the 700 Tech Court Mortgage Loan and, as a Control Termination Event has occurred and is continuing, exercised reasonable efforts and selected Midland Loan Services, a Division of PNC Bank, National Association, a national banking association (“Midland”), as the Excluded Special Servicer of the 700 Tech Court Mortgage Loan under the GSMS 2019-GC40 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of September 18, 2026, the 700 Tech Court Mortgage Loan will be specially serviced, if necessary, pursuant to the GSMS 2019-GC40 PSA, by Midland.  The principal servicing office of Midland is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.  LNR continues as Special Servicer for the Issuing Entity for the other Mortgage Loans and Serviced Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Scott Epperson
Scott Epperson, Chief Executive Officer

Date:  September 18, 2026